UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Pervasive Software Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

October 12, 2006

TO THE STOCKHOLDERS OF PERVASIVE SOFTWARE INC.

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Pervasive Software Inc. (the “Company”), which will be held at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, on Tuesday, November 14, 2006, at 9:00 a.m. local time.

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

John Farr

President, Chief Executive Officer and Director

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held November 14, 2006

The Annual Meeting of Stockholders (the “Annual Meeting”) of Pervasive Software Inc. (the “Company”) will be held at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, on Tuesday, November 14, 2006, at 9:00 a.m. local time for the following purposes:

1.	To elect three directors of the Board of Directors to serve until their three-year term expires or until their successors have been duly elected and qualified;

2.	To consider and vote upon a proposal to adopt the Pervasive Software Inc. 2006 Equity Incentive Plan;

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on October 6, 2006 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s headquarters located at 12365 Riata Trace Parkway, Building B, Austin, Texas, during ordinary business hours for the ten-day period prior to the Annual Meeting.

By Order of the Board of Directors,

Michele B. Thompson

Secretary

Austin, Texas

October 12, 2006

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

PERVASIVE SOFTWARE INC.

12365 Riata Trace Parkway, Building B

Austin, Texas 78727

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held November 14, 2006

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Pervasive Software Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, on Tuesday, November 14, 2006, at 9:00 a.m. local time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 12, 2006.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s Common Stock is the only type of security entitled to vote at the Annual Meeting. On October 6, 2006, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 22,421,531 shares of Common Stock outstanding. Each stockholder of record on October 6, 2006 is entitled to one vote for each share of Common Stock held by such stockholder on October 6, 2006. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

The Company’s bylaws provide that the holders of a majority of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal 1.     Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The three nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal 2.     Approval of the Company’s 2006 Equity Incentive Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus, will not affect the outcome of the voting on the proposal.

Proposal 3.     Ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

Whether or not you are able to attend the Company’s Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company’s Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2 and FOR Proposal No. 3 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company has retained the services of Mellon Investor Services LLC to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Mellon Investor Services a fee not to exceed $9,500 for its services and will reimburse Mellon Investor Services for certain out-of-pocket expenses that are usual and proper. In addition, the Company may reimburse brokerage houses, fiduciaries and custodians representing beneficial owners of shares for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has authorized seven directors. In accordance with the terms of the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes: Class I, John Farr and David R. Bradford, whose term will expire at the 2007 Annual Meeting; Class II, Shelby H. Carter and Nancy R. Woodward, whose term will expire at the 2008 Annual Meeting; and Class III, David A. Boucher, Jeffrey S. Hawn and Michael E. Hoskins, whose term will expire at the 2006 Annual Meeting. At the 2006 Annual Meeting, three directors will be elected to serve as the Class III directors until the Annual Meeting to be held in 2009 or until their respective successors are elected and qualified. The Board of Directors has selected three nominees as the nominees for Class III. The nominees for the Board of Directors are all currently directors of the Company and are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. Each person nominated for election has agreed to serve if elected, and as of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Term Ending in 2009

Set forth below is information regarding the nominees, including their ages, the period during which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

Name	Director Since	Age
David A. Boucher	1995	56
Jeffrey S. Hawn	2003	42
Michael E. Hoskins	2003	52

Mr. Boucher has served as one of our directors since October 1995. Mr. Boucher has served as a General Partner of Applied Technology, a venture capital firm, since January 1993. From January 1981 to August 1992, Mr. Boucher served as President and Chief Executive Officer of Interleaf, Inc., an electronic-publishing software developer.

Mr. Hawn has served as one of our directors since February 2003. Mr. Hawn currently serves as Chairman and CEO of Attachmate, a position he assumed in May 2005. He remains an Operating Partner of JMI-Inc., a private equity firm, a role he assumed in April 2004. Previously, he served as Senior Vice President of Operations for BMC Software, Inc., a leading provider of enterprise management solutions from July 2000 to March 2004 and as a partner with McKinsey & Company, a leading management consulting firm from July 1990 to July 2000. Mr. Hawn also serves as a director of Vignette Corporation, a content management software company (NASDAQ: VIGN). Mr. Hawn received a B.S. in Mechanical Engineering from Southern Methodist University and an M.B.A. from the University of Texas at Austin.

Mr. Hoskins has served as our Chief Technology Officer since June 2004 and as General Manager of the IPD Products Division from December 2003 to June 2004. Mr. Hoskins has also served as a director since December 2003. Prior to joining the Company, Mr. Hoskins served as President and director of Data Junction Corporation from September 1999 to December 2003, when the Company acquired Data Junction. Mr. Hoskins graduated from the Bowling Green State University with a bachelor of business administration and a major in finance.

Mr. Hawn and Mr. Hoskins were initially recommended for election to the Board of Directors in 2003 by David Sikora, the Company’s Chief Executive Officer at the time.

Set forth below is information regarding the continuing directors of the Company, including their ages, the period in which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

Name	Director Since	Age
David R. Bradford	1995	55
Shelby H. Carter, Jr.	1996	75
John E. Farr	2006	46
Nancy R. Woodward	1994	50

Mr. Bradford has served as one of our directors since October 1995. From April 2005 to June 2006, Mr. Bradford served as a Partner for the law firm of Greenberg Traurig working out of their Orange County California office. From July 2000 to April 2005, Mr. Bradford worked as a consultant to a number of private equity funds, General Counsel to Dynix Corporation, a leading supplier of Library Software and Services, and General Counsel to Utah Governor Jon M. Huntsman’s Transition team. Mr. Bradford served as Senior Vice President, General Counsel of Novell, Inc., a networking software company, from 1985 until July 2000. Mr. Bradford received a B.A. in Political Science and a J.D. from Brigham Young University and an M.B.A. from Pepperdine University.

Mr. Carter has served as a director of the Company since August 1996 and as Chairman of the Board since January 2004. Since January 1986, Mr. Carter has served as a distinguished adjunct professor at the University of Texas Graduate School of Business and College of Business Administration. Mr. Carter has founded several successful high technology companies. Mr. Carter received a B.B.A. from the University of Texas at Austin.

Mr. Farr has served as our President and Chief Executive Officer and director since January 2006. Previously, Mr. Farr served as our Chief Financial Officer from July 2001 to January 2006, as Vice President, Finance, from October 1998 to July 2001, as Director of Finance from April 1997 to October 1998 and as Controller from November 1994 to April 1997. Prior to joining Pervasive, Mr. Farr served as an auditor and in audit management for KPMG LLP, an international accounting firm from 1982 to 1994. Mr. Farr received a B.B.A. in Accounting from Southwestern University.

Ms. Woodward is one of our founders and has served as a director since our inception. Ms. Woodward served as Chairman of the Board from inception through June 2002 and has served as Vice Chairman of the Board since July 2002. Ms. Woodward received a B.S. in Computer Science from the University of Michigan.

Board of Directors Meetings and Committees

During the fiscal year ended June 30, 2006, the Board of Directors held eleven meetings. For the fiscal year, each of the directors during the term of his or her tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served, with the exception of Mr. Boucher, who was unable to attend two of the seven meetings held by the Compensation Committee. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

During the fiscal year ended June 30, 2006, the Audit Committee of the Board of Directors held eleven meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent accountants, the scope of the annual audits, fees to be paid to the independent accountants, the performance of the Company’s independent accountants and the accounting practices of the Company. The members of the Audit Committee are Mr. Boucher, Mr. Bradford and Mr. Hawn. The Audit Committee Charter is available on our corporate website at www.pervasive.com.

Compensation Committee

During the fiscal year ended June 30, 2006, the Compensation Committee of the Board of Directors held seven meetings. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees of the Company and administers the incentive compensation and benefit plans of the Company. The members of the Compensation Committee are Ms. Woodward, Mr. Boucher, Mr. Carter and Mr. Hawn.

Nominating Committee

The Nominating Committee selects candidates for open Board of Directors positions among other responsibilities and duties. There are certain minimum qualifications for Board members that Director candidates should possess, including those related to character, judgment, diversity, age, expertise, corporate experience, length of service, and other commitments. Other factors that are considered include meeting applicable independent standards for directors (where independence is required) as defined in Rule 4200 of the Nasdaq Stock Market, Inc. (“Nasdaq”), and absence of conflicts of interest. The Nominating Committee may modify minimum qualifications from time to time, as it deems necessary and/or appropriate. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable Securities and Exchange Commission rules and regulations and the advice of counsel, if necessary.

The Nominating Committee identifies, considers, and recommends candidates to fill new positions or vacancies on the Board, and reviews candidates recommended by stockholders. In performing these duties, the Nominating Committee has the authority to retain and terminate any search firm used to identify Board candidates and also has the authority to approve the search firm’s fees and other retention terms.

The Nominating Committee will consider nominees recommended by Company stockholders provided that such recommendations are submitted to the Company not more than 90 days and not less than 60 days prior to the first anniversary of the preceding year’s annual meeting. Such notice must set forth, as to each person whom the stockholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the stockholder as appearing on the Company’s books and of such beneficial owner and the class and number of shares of the Company that are owned beneficially and of record by the stockholder and such beneficial owner. To date, the Company has not received director candidate nominations from its stockholders. However, the Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. The Nominating Committee consists of Messrs. Carter and Hawn, both of whom are independent under the standards established by the Nasdaq exchange.

The Nominating Committee was created in March 2004. During the fiscal year ended June 30, 2006, the Nominating Committee held three meetings. The Nominating Committee operates under a charter, which is available on our corporate website at www.pervasive.com. You will find the charter of the Nominating Committee, as well as the charter of our Audit committee, under the Company Overview/Corporate Governance heading of our corporate website at www.pervasive.com. All committee members are Independent under the standards established by the Nasdaq exchange.

Statement on Corporate Governance

We have reviewed internally and with the Board of Directors the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), the rules of the SEC and the Nasdaq’s new corporate governance listing standards regarding corporate governance policies and processes, and we believe that we are in compliance with the rules and listing standards. You can access the charters of our Audit Committee and Nominating Committee free of charge on our website at www.pervasive.com or by writing to us at Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727 Attn: Investor Relations. We encourage, but do not require, our Board members to attend the annual stockholders meeting. Last year, four of our directors attended the annual stockholders meeting. We have adopted the following standards for director independence in compliance with the Nasdaq corporate governance listing standards:

•	No director qualifies as “independent” if such person has a relationship, which, in the opinion of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

•	A director who is an officer or employee of us or our subsidiaries, or one whose immediate family member is an executive officer of us or our subsidiaries is not “independent” until three years after the end of such employment relationship;

•	A director who accepts, or whose immediate family member accepts, more than $60,000 per year in compensation from us or any of our subsidiaries, other than certain permitted payments such as compensation for board or board committee service, payments arising solely from investments in our securities, compensation paid to a family member who is a non-executive employee of us or a subsidiary of ours, or benefits under a tax-qualified retirement plan, is not “independent” until three years after he or she ceases to accept more than $60,000 per year in such compensation;

•	A director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization in which we made, or from which we received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, is not “independent” until three years after falling below such threshold;

•	A director who is employed, or one whose immediate family member is employed, as an executive officer of another company where any of our or any of our subsidiaries’ present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or employment relationship; and

•	A director who is, or who has a family member who is, a current partner of our outside auditors, Ernst & Young LLP or Grant Thornton LLP, or was a partner or employee of Ernst & Young LLP or Grant Thornton LLP who worked on our audit, is not “independent” until three years after the end of such affiliation or employment relationship.

Director Compensation

Non-employee directors receive $1,500 per meeting attended and $500 per Committee meeting attended, plus a retainer of $10,000 annually for serving on the Board of Directors. The Chairman of the Board of Directors also receives an additional monthly retainer of $3,000 for serving as the Chairman. All directors are reimbursed for reasonable expenses incurred by them in attending Board and Committee meetings. Certain non-employee Board members are eligible for option grants under the Company’s 1997 Stock Incentive Plan.

In accordance with the Company’s Automatic Option Grant Program, each individual who first joins the Board as an eligible non-employee director will receive at that time, an automatic option grant for 50,000 shares of Common Stock. In addition, at each annual stockholders meeting, each eligible non-employee director, whether or not he or she is standing for re-election at that particular meeting, will be granted a stock option to purchase 10,000 shares of Common Stock. Prior to its amendment in December 2000, the Automatic Option Grant Program provided for an initial grant of 20,000 shares and an annual grant of 5,000 shares. The optionee will vest in each automatic option grant in a series of four equal annual installments over the optionee’s period of Board service, beginning one year from the grant date. Each option will have an exercise price equal to the fair market value of the Common Stock on the automatic grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of Board service. Vesting of the automatic option shares will automatically accelerate and the options become fully exercisable upon (i) a change in control of the Company by merger or consolidation, sale of all or substantially all of its assets or tender offer for 50% or more of the Company’s outstanding voting stock or (ii) the death of the optionee while serving as a Board member.

Directors who are also employees of the Company are eligible to participate in the Company’s Bonus Plan. In addition, all directors are eligible to receive options and be issued shares under the 1997 Stock Incentive Plan.

The Board of Directors periodically reviews compensation levels for directors. In light of recent legislative and regulatory developments impacting the time and risk associated with being a member of any board of directors and the number of independent directors required to satisfy requirements to be effective in the future, the Board may in the coming year consider increases in director compensation and the recruitment of additional independent directors.

Stockholder Communications with Directors

The Company provides for a process for stockholders to communicate with the Board of Directors. Stockholders may send written communication to the attention of the Board, a specific Board member or committee, in care of Pervasive Software Inc., Attention Michele B. Thompson, Secretary, 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED HEREIN.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2006, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Shares Beneficially Owned as of August 31, 2006 (1)(2)
Beneficial Owner	Number of Shares	Percentage of Class
FMR Corp. (3) One Federal Street, Boston, MA 02110-2003	2,654,458	11.9%
Royce & Associates LLC (4) 1414 Avenue of the Americas, 9th Floor, New York, NY 10019	2,548,606	11.4%
Dimensional Fund Advisors, Inc. (5) 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401-1005	1,219,954	5.4%
F&C Asset Management (6) Exchange House Primrose Street, London, EC2A 2NY UK	1,125,543	5.0%
John E. Farr (7)	639,250	2.8%
Randall G. Jonkers (8)	60,000	*
Chip G. Harmon (9)	257,750	1.1%
Michele B. Thompson (10)	258,000	1.2%
Michael E. Hoskins (11)	1,881,618	8.4%
David Sikora (12)	732,417	3.2%
Jeffrey S. Seiden (13)	181,250	*
David A. Boucher (14)	70,428	*
David R. Bradford (15)	42,500	*
Shelby H. Carter, Jr. (16)	132,500	*
Jeffrey S. Hawn (17)	45,000	*
Nancy R. Woodward (18)	779,134	3.5%
All current directors and executive officers as a group (11 persons) (19)	4,216,180	18.1%

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company’s knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise specified, each beneficial owners address shall be 12365 Riata Trace Parkway, Building B, Austin, Texas 78727.
(2)	The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after August 31, 2006.
(3)	Beneficial ownership calculations for FMR Corp. are based solely on a publicly-filed Holdings Report on Form 13F filed by FMR Corp. as of June 30, 2006 with the Securities and Exchange Commission.

(4)	Beneficial ownership calculations for Royce & Associates LLP are based solely on a publicly-filed Holdings Report on Form 13F filed by Royce & Associates LLP as of June 30, 2006 with the Securities and Exchange Commission.
(5)	Beneficial ownership calculations for Dimensional Fund Advisors, Inc. are based solely on a publicly-filed Holdings Report on Form 13F filed by Dimensional Fund Advisors, Inc. as of June 30, 2006 with the Securities and Exchange Commission.
(6)	Beneficial ownership calculations for F&C Asset Management are based solely on a publicly-filed Holdings Report on Form 13F filed by F&C Asset Management as of June 30, 2006 with the Securities and Exchange Commission.
(7)	Includes options exercisable into 183,000 shares of Common Stock and 300,000 shares of Restricted Stock.
(8)	Includes options exercisable into 7,500 shares of Common Stock and 50,000 shares of Restricted Stock.
(9)	Includes options exercisable into 156,250 shares of Common Stock and 100,000 shares of Restricted Stock. Mr. Harmon terminated employment with the Company effective on October 4, 2006.
(10)	Includes options exercisable into 151,500 shares of Common Stock and 100,000 shares of Restricted Stock.
(11)	Includes options exercisable into 78,750 shares of Common Stock and 1,719,518 shares held by Rotenburg, L.P., a portion of which are held in escrow and potentially subject to forfeiture, and 14,900 shares held by Armidale L.P.
(12)	Includes options exercisable into 626,800 shares of Common Stock. Mr. Sikora terminated employment with the Company on January 23, 2006.
(13)	Includes options exercisable into 106,250 shares of Common Stock. Mr. Seiden terminated employment with the Company on January 24, 2006.
(14)	Includes options exercisable into 70,000 shares of Common Stock.
(15)	Includes options exercisable into 42,500 shares of Common Stock.
(16)	Includes options exercisable into 130,000 shares of Common Stock.
(17)	Includes options exercisable into 45,000 shares of Common Stock.
(18)	Includes options exercisable into 75,000 shares of Common Stock.
(19)	Includes options exercisable into 939,500 shares of Common Stock and 600,000 shares of Restricted Stock.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee” or the “Committee”) has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer (“CEO”) and certain other executive officers of the Company and to administer the Company’s 1997 Stock Incentive Plan. In addition, the Committee has the responsibility for approving the individual bonus programs to be in effect for the CEO and certain other executive officers and other key employees each fiscal year.

For the 2006 fiscal year, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company’s key executive officers. However, the Committee made the final compensation decisions concerning such officers.

General Compensation Policy. The Committee’s fundamental policy is to offer the Company’s executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee’s objective to have a substantial portion of each officer’s compensation contingent upon the Company’s performance, as well as upon his or her own level of performance. Accordingly, each executive officer’s compensation package consists of: (i) base salary, (ii) cash bonus awards or commissions, and (iii) long-term stock-based incentive awards.

Base Salary. The base salary for each executive officer is set on the basis of general market levels and personal performance. Specifically, compensation is determined relative to job scope and responsibilities, past and current contributions, compensation for similar positions at peer and/or other high-technology companies, and individual factors (such as unique skills, demand in the labor market, and longer-term development and succession plans). Each individual’s base pay is positioned relative to the total compensation package, including cash incentives and long-term incentives.

Annual Cash Bonuses and Commissions. The Company has established a cash bonus program for all non-commission employees. Each employee has an established cash bonus target expressed as a percentage of salary. The annual pool of bonuses is funded on the basis of the Company’s achievement of the financial performance targets established by the Committee at the start of the fiscal year and distributed based on an assessment of the individual performance of each employee by the Company’s management (or the Committee in the case of the CEO). Specifically, targets were established at the beginning of the year based on Company performance in the areas of revenues and operating income. A portion of the bonus pool was paid for the 2006 fiscal year pursuant to the bonus plan, of which $70,000 was paid to the Company’s executive officers in fiscal 2006. Commissions were paid to Mr. Harmon pursuant to a commission plan in which all sales and other commission employees are eligible to participate.

Long-Term Incentive Compensation. During fiscal 2006, the Committee, in its discretion, made option grants and restricted stock awards under the 1997 Stock Incentive Plan. Generally, a significant grant or award is made in the year that an officer commences employment. Thereafter, option grants and restricted stock awards may be made at varying times and in varying amounts at the discretion of the Committee. Generally, the size of each grant or award is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the number of unvested options and awards held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee’s discretion.

The grants allow the officers to acquire shares of the Company’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The options vest in periodic installments over a four year period, contingent upon the executive officer’s continued employment with the Company. The vesting schedule and the number of shares granted are established to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he remains in the Company’s employ, and then only if the market price of the Company’s Common Stock appreciates over the option term.

In fiscal 2006, the Committee awarded a total of 30,000 options to our Chief Financial Officer. The total amount of options granted to our executive officers in fiscal 2006 represented 6.7% of the total amount of options granted to all employees in fiscal 2006.

Also in fiscal 2006, Committee approved a form of Restricted Stock Agreement for use under the Company’s 1997 Stock Incentive Plan and granted 600,000 shares of restricted stock to the Company’s executive officers. The size of each individual grant was determined based on each respective recipient’s job scope and responsibilities, past and current contributions, compensation for similar positions at peer and/or other high-technology companies, and individual factors (such as unique skills, demand in the labor market, and longer-term development and succession plans). See “Certain Relationships and Related Transactions” for additional information regarding the grants of restricted stock.

CEO Compensation. The annual base salaries for Mr. Sikora and Mr. Farr, the Company’s President and Chief Executive Officers during the year, were established by the Committee based on reviews of compensation of other chief executive officers of other comparable companies.

The remaining components of the Chief Executive Officers’ 2006 fiscal year incentive compensation were dependent upon the Company’s financial performance. Mr. Sikora and Mr. Farr each received a portion of their bonus under the Bonus Plan for all non-commission employees. Each year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit.

Compensation Committee

Shelby H. Carter, Jr.

David A. Boucher

Jeffrey S. Hawn *

Nancy R. Woodward

* Mr. Hawn was recently appointed to the Compensation Committee in September 2006. As such, he did not participate in any Compensation Committee discussions regarding compensation during fiscal 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board was formed in March 1997, and the current members of the Compensation Committee are David A. Boucher, Shelby H. Carter, Jr., Jeffrey S. Hawn and Nancy R. Woodward. Ms. Woodward has served as Chairman of the Board and as Secretary of the Company and is currently Vice Chairman of the Board and Mr. Carter currently serves as Chairman of the Board. Mr. Hawn, Mr. Carter and Mr. Boucher were not at any time during fiscal 2006, or at any other time, officers or employees of the Company. No member of the Compensation Committee of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

AUDIT COMMITTEE REPORT1

The Securities and Exchange Commission rules now require the Company to include in its Proxy Statement a report from the Audit Committee of the Board of Directors. The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and it operates under a written charter approved by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in compliance with the applicable requirements for corporate audit committees. The Audit Committee reviews and reassesses the adequacy of its charter annually.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with applicable accounting standards, laws and regulations. Grant Thornton LLP, the Company’s independent auditor for fiscal year 2006, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board.

The members of the Audit Committee are not functioning as professional accountants or auditors or experts in the fields of accounting or auditing, and their responsibilities are not intended to duplicate or to certify the activities of management or Grant Thornton LLP. The Audit Committee serves a Board of Directors-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee members in business, financial and accounting matters.

Among other matters, the Audit Committee, acting on authority granted to it by the Board of Directors, selects the independent auditors to audit the annual financial statements and review the quarterly financial statements of the Company. The Audit Committee then monitors the activities and performance of the independent auditors, including the overall audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to provide non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the independent audit with regard to the adequacy and appropriateness of the Company’s internal financial and accounting controls, including computerized information system controls and security. The Audit Committee meets with management and the independent auditors, both together and separately, as it deems necessary, to discuss significant business risks and exposures and controls in place to effectively manage such risks. The Audit Committee also reviews the qualitative judgments concerning the appropriateness and acceptability of accounting principles adopted, estimates made and financial disclosures.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Grant Thornton LLP has represented to the Audit Committee that its presentations included the matters required to be discussed by the independent auditor as set forth in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”.

[1]	The information above regarding the Audit Committee is not “soliciting” material and is not deemed “filed” with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended or the Exchange Act, as amended whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Grant Thornton LLP also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and the Audit Committee discussed with Grant Thornton LLP that firm’s independence with respect to the Company.

Following the Audit Committee’s discussions with management and Grant Thornton LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K/A for the year ended June 30, 2006.

Audit Committee

David A. Boucher

David R. Bradford

Jeffrey S. Hawn

Independence of Audit Committee Members

The Board of Directors believes that each of the members of the Audit Committee is an independent director as that term is defined by the Nasdaq listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. In addition, the Board of Directors believes that Mr. Hawn is an “audit committee financial expert,” as defined by the Securities and Exchange Commission guidelines.

Audit Services

Subject to ratification by the Stockholders, the Board of Directors has appointed Grant Thornton LLP as the independent auditors to audit the consolidated financial statements of the Company for fiscal year 2007.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered for the audit of the Company’s annual financial statements by Grant Thornton LLP for the year ended June 30, 2006 and by Ernst & Young LLP for the year ended June 30, 2005 and fees billed for other services rendered by Grant Thornton LLP and Ernst & Young LLP during those periods. All 2006 fees described below were pre-approved by the Audit Committee.

	Fiscal 2006	Fiscal 2005
Audit Fees (1)	$137,567	$122,000
Audit-Related Fees (2)	118,933	236,000
Tax Fees (3)	15,525	69,100
All Other Fees (4)	—	—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton for Fiscal 2006 and Ernst & Young LLP for Fiscal 2005 in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”, including those associated with Sarbanes-Oxley Section 404 attestation work, acquisitions, employee benefit plans, and due diligence.
(3)	Tax Fees consist of fees billed for professional services rendered for the preparation of federal and state income tax returns and tax planning provided by Grant Thornton LLP in Fiscal 2006 and by Ernst & Young LLP in Fiscal 2005.
(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no Other Fees incurred in Fiscal 2006 and Fiscal 2005.

In making its recommendation to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007, the Audit Committee has considered whether services other than audit and audit-related services provided by Grant Thornton LLP are compatible with maintaining the independence of Grant Thornton LLP.

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has adopted a policy requiring pre-approval by the Audit Committee of all audit and non-audit services to be provided to the Company by the independent auditor and other accounting firms (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The Audit Committee also has the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by Grant Thornton LLP for fiscal 2007.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 7, 2005, on October 3, 2005, the Audit Committee dismissed Ernst & Young LLP as its independent registered public accounting firm. The reports of Ernst & Young on the Company’s financial statements for the fiscal years ended June 30, 2005 and June 30, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended June 30, 2005 and June 30, 2004, and through October 3, 2005, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference thereto in its reports on the Company’s financial statements for such years. During the Company’s fiscal years ended June 30, 2005 and June 30, 2004, and through October 3, 2005, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). Ernst & Young’s letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph was filed as an exhibit to the Company’s Current Report on Form 8-K dated October 7, 2005.

Also on October 3, 2005, the Audit Committee authorized the Company to engage Grant Thornton LLP as the Company’s new independent registered public accounting firm and the Company entered into a formal engagement letter with Grant Thornton on October 6, 2005. During the Company’s fiscal years ended June 30, 2005, June 30, 2004 and through October 3, 2005, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total stockholder return on the Company’s Common Stock between June 30, 2001 and June 30, 2006 with the cumulative total return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the S & P Information Technology Index, over the same period. This graph assumes the investment of $100.00 on June 30, 2001 in the Company’s Common Stock and the Nasdaq Stock Market (U.S.) Index and the S & P Information Technology Index, and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

The following Summary Compensation Table sets forth the compensation earned for the three fiscal years ended June 30, 2006, by each person serving as our chief executive officer during the last fiscal year and the four other most highly compensated officers whose salary and bonus for the 2006 fiscal year were in excess of $100,000, plus certain additional officers who ceased employment during the fiscal year (“Named Officers”).

Summary Compensation Table

Name and Principal Position	Fiscal Year				Long-Term Compensation		All Other Compensation (3)
		Annual Compensation			Awards Securities Underlying Options (#)	Restricted Stock (2)
		Salary (1)	Bonus
John E. Farr President, Chief Executive Officer and Director	2006 2005 2004	$251,923 241,250 227,250	$13,289 — 25,331		— 100,000 50,000	$1,275,000 — —	$673 632 431

Randall G. Jonkers (4) Chief Financial Officer	2006 2005 2004	125,385 — —	4,688 — —		30,000 — —	212,500 — —	532 — —

Michael E. Hoskins (5) Chief Technology Officer and Director	2006 2005 2004	220,000 224,673 102,750	14,438 — 6,825		— 75,000 120,000	— — —	1,076 1,099 480

Chip G. Harmon (6) General Manager, Integration Products	2006 2005 2004	190,000 197,308 190,000	69,829 116,928 148,421	(7) (7) (7)	— 25,000 50,000	425,000 — —	911 946 911

Michele B. Thompson General Counsel, Senior Vice President, Business Operations and Secretary	2006 2005 2004	211,346 205,077 185,500	14,781 — 21,474		— 75,000 30,000	425,000 — —	671 646 578

David Sikora (8) Former President, Chief Executive Officer and Director	2006 2005 2004	438,004 311,538 298,942	13,125 — 34,270		— — 200,000	— — —	520 685 651

Jeffrey S. Seiden (9) Former Vice President, Corporate Development	2006 2005 2004	272,630 230,481 204,000	10,063 — 23,511		— 125,000 75,000	— — —	511 737 535

(1)	Salary includes amounts deferred under Pervasive’s 401(k) Plan.
(2)	Restricted stock is valued using the fair market value on the date of the award ($4.25 per share). Shares of restricted stock were purchased by the respective executive officer for a price per share of $.001, which amounts were paid in past services rendered. All shares of restricted stock reflected in this column were granted pursuant to a form of Restricted Stock Agreement for use under the Company’s 1997 Stock Incentive Plan (a description of such agreement is provided below in Employment Contracts and Change in Control Arrangements). The restricted stock vests in full three years after the initial grant or upon an Involuntary Termination, as provided in each Restricted Stock Agreement. The total number of restricted shares and their aggregate market value at June 30, 2006 (based on $4.02 per share, the closing price of the Company’s common stock as of such date, as reported on the Nasdaq National Market): Mr. Farr, 300,000 shares valued at $1,206,000; Mr. Jonkers, 50,000 shares valued at $201,000; Mr. Harmon, 100,000 shares valued at $402,000; and Ms. Thompson, 100,000 shares valued at $402,000. The Company does not currently expect to pay dividends on such shares of restricted stock.
(3)	Consists of life insurance premiums paid by the Company.
(4)	Mr. Jonkers commenced employment with the Company on October 3, 2005, and accordingly, no amounts are shown for fiscal 2004 or 2005.
(5)	Mr. Hoskins commenced employment with the Company on December 4, 2003.
(6)	Mr. Harmon terminated employment with the Company effective on October 4, 2006.
(7)	Represents sales commissions of $69,829, $116,928 and $148,421 in 2006, 2005, and 2004, respectively.
(8)	Includes cash severance payments made pursuant to a Separation Agreement and Release with the Company. Mr. Sikora terminated employment with the Company on January 23, 2006.
(9)	Includes cash severance payments made pursuant to a Separation Agreement and Release with the Company. Mr. Seiden terminated employment with the Company on January 24, 2006.

Option Grants in Last Fiscal Year

The following table contains information concerning the stock option grants made in the fiscal year ended June 30, 2006 to the Named Officers. No stock appreciation rights were granted to these individuals during such year.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms (4)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted To Employees in 2006 (2)	Exercise Price per Share (3)	Expiration Date
					5%($)	10%($)
Randall G. Jonkers (1)	30,000	7%	$4.20	10/31/15	79,241	200,812

(1)	The option held by this individual becomes exercisable in four equal annual installments. Upon a merger or other change in control, the option shall become exercisable as if the optionee had been employed for an additional 12 months. In addition, the option shares shall vest in full if outstanding options are not assumed by the acquiring entity. Should options be assumed but the optionee’s employment be involuntarily terminated within 12 months of such a change in control, then the option shall become fully exercisable. Such option has a maximum term of ten years, subject to earlier termination in the event of the optionee’s cessation of employment with the Company.
(2)	Based on an aggregate of 445,500 options granted in fiscal 2006.
(3)	The exercise price may be paid in cash or through a cashless exercise procedure with a third party. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee’s cessation of service with the Company.
(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.

The following table sets forth information concerning the exercise of options by the Named Officers in the 2006 fiscal year and the fiscal year-end number and value of unexercised options with respect to the Named Officers. No stock appreciation rights were exercised by these individuals in fiscal 2006 or were outstanding at the end of that year.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at June 30, 2006		Value of Unexercised in-the-Money Options at June 30, 2006 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John E. Farr	40,000	$122,400	183,000	110,000	$49,625	$1,500
Randall G. Jonkers	—	—	—	30,000	—	—
Michael E. Hoskins	—	—	78,750	116,250	375	1,125
Chip G. Harmon	15,000	16,800	128,750	81,250	68,300	28,150
Michele B. Thompson	16,500	18,315	151,500	76,250	83,580	1,125
David Sikora	205,000	291,100	626,800	200,000	469,480	—
Jeffrey S. Seiden	100,000	49,876	106,250	143,750	625	1,875

(1)	Based on the fair market value of the Company’s Common Stock at fiscal year end (June 30, 2006) ($4.02 per share), as reported on the Nasdaq National Market, minus the per share exercise price of the option, multiplied by the number of shares underlying the option.

Equity Compensation Plan Information

We grant options to our employees, executive officers and directors under our 1997 Stock Incentive Plan. As of June 30, 2006, options to purchase a total of 3,796,725 shares were outstanding under the 1997 Stock Incentive Plan and 2,616,206 shares remained available for grant under the plan. We may also issue shares of restricted stock pursuant to our 1997 Stock Incentive Plan. As of June 30, 2006, 600,000 shares of restricted stock were issued to certain executives and key employees and were outstanding. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the equity compensation plans as of June 30, 2006 (number of shares in thousands):

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance
Equity compensation plans approved by stockholders (1)	3,796,725	$4.62	2,616,206
Equity compensation plans not approved by stockholders	—	—	—
Total	3,796,725	$4.62	2,616,206

(1)	Consists of the Company’s 1997 Stock Incentive Plan.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

The Compensation Committee of the Board of Directors, as plan administrator of the 1997 Stock Incentive Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by the Named Officers and any other executive officer, employee or director in connection with certain changes in control of the Company or the subsequent termination of the officer’s employment following the change in control event. None of the Named Officers have employment agreements with the Company, and their employment may be terminated at any time.

Restricted Stock Grants

In fiscal 2006, the Committee approved a form of Restricted Stock Agreement for use under the Company’s 1997 Stock Incentive Plan and made, among others, the following grants of restricted stock to the Company’s executive officers: John E. Farr, 300,000 shares; Randall G. Jonkers, 50,000 shares; Chip G. Harmon, 100,000 shares; and Michele B. Thompson, 100,000 shares.

The Restricted Stock Agreements provide for a three-year vesting schedule. The recipient must pay a purchase price per share equal to the par value of the Company’s common stock ($0.001), payable by past services rendered to the Company. Shares of restricted stock will vest in full on the three-year anniversary of their respective date of grant. Shares of restricted stock will be held in escrow until vesting.

In addition, (i) in the event of an Involuntary Termination at any time following a Corporate Transaction or Change of Control (as such terms are defined in the 1997 Stock Incentive Plan), the holders of the restricted stock would receive some portion of the restricted stock granted and such acceleration would be measured in six month increments so that such recipient would become vested in and entitled to receive that number of shares of restricted stock as if the recipient had been in service as of the end of the next six month increment from the date of Involuntary Termination (rounded down to the nearest whole share), (ii) in the event of a Voluntary Termination prior to the end of the three year vesting schedule (and in the absence of a Corporate Transaction or Change of Control), the recipient would not receive any acceleration of vesting and would not be entitled to receive any shares of Restricted Stock and (iii) in the event of an Involuntary Termination prior to the end of the three year vesting schedule, the recipient would receive acceleration of vesting of that number of shares equal to the quotient of (A) product of either (1)  1/3 of the total shares granted if Involuntary Termination occurs after the first day of the thirteenth month following the grant date but prior to the last day of the twenty-fourth month following the grant date or (2)  2/3 of the total shares granted if Involuntary Termination occurs after the first day of the twenty-fifth month following the grant date but prior to the third anniversary of the grant date multiplied by the difference between the 20 day average closing price of one share of Company common stock (the “Average Closing Price”) on the date of grant and the Average Closing Price on the date of Involuntary Termination divided by (B) the Average Closing Price on the date of Involuntary Termination (rounded down to the nearest whole number).

Separation Agreements

In January 2006 the Company entered into a Separation Agreement and Release with David Sikora, who resigned as the Company’s President and Chief Executive Officer and a member of the Board of Directors as of January 23, 2006. Pursuant to the Agreement, Mr. Sikora received a lump sum payment of $150,000, less applicable withholding, and is receiving $150,000, less applicable withholding, payable in equal monthly installments for the twelve month period following the date of the agreement. Under the agreement, during the twelve month period following the date of the agreement, Mr. Sikora has been providing consulting services to the Company on an as needed and as agreed basis. In addition, Mr. Sikora shall be entitled to exercise vested stock options held by him for a period of 90 days after his termination as a consultant. The Agreement contains standard provisions whereby the Company and Mr. Sikora have mutually released each other from various possible claims and liabilities.

Also in January 2006 the Company entered into a Separation Agreement and Release with Jeffrey S. Seiden, who resigned as the Company’s Senior Vice President Corporate Development as of January 24, 2006. Pursuant to the Agreement, Mr. Seiden received a lump sum payment of $68,100, less applicable withholding, and received $57,500, less applicable withholding, payable in equal monthly installments for the six month period following the date of the agreement. In addition, Mr. Seiden was entitled to exercise vested stock options held by him for a period of 90 days after the termination of his severance period. The Agreement contains standard provisions whereby the Company and Mr. Seiden have mutually released each other from various possible claims and liabilities.

PROPOSAL NO. 2

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

On June 30, 2007, the Company’s 1997 Stock Incentive Plan (the “1997 Plan”) will automatically expire and terminate in accordance with its terms. The Company also terminated, in May 2005, its 1997 Employee Stock Purchase Plan. At the Annual Meeting, the stockholders will be asked to approve the Pervasive Software Inc. 2006 Equity Incentive Plan (the “2006 Plan”). The Company is asking its stockholders to consider, in addition to the summary information set forth below, the following:

•	If the proposed 2006 Equity Incentive Plan described below is not approved, the Company will not have any stockholder-approved equity incentive plans after June 30, 2007. The Board believes that the Company’s ability to recruit new employees and retain its existing employees in the absence of any such plan would be seriously impaired.

•	During the three year period ending June 30, 2006, the net reduction in the number of shares available for issuance under the 1997 Plan (which is comprised of shares granted as new options and restricted stock, less the number of shares returned to the pool upon the expiration of options) has averaged approximately 354,000 shares per year, which constituted an average of only 1.5% of the total number of shares issued and outstanding as of June 30, 2006.

•	During the first quarter of fiscal year 2007 alone, the Company repurchased approximately 621,400 shares of its Common Stock on the open market under its stock repurchase program, which constitutes approximately 62% of the number of additional shares that the Company proposes to be available for grant under the 2006 Plan.

At the Annual Meeting, the stockholders will be asked to approve the Pervasive Software Inc. 2006 Equity Incentive Plan. The Board of Directors adopted the 2006 Plan on September 21, 2006, subject to its approval by stockholders. The 2006 Plan is intended to replace our 1997 Stock Incentive Plan, which will terminate on the first to occur of (i) June 30, 2007 or (ii) after approval by the stockholders of the 2006 Plan, and no new awards will be granted from the 1997 Plan thereafter.

The 2006 Plan’s share reserve of 5,396,725, which the stockholders will be asked to approve, includes 4,396,725 shares subject to outstanding awards under the 1997 Plan (determined as of June 30, 2006) which, if forfeited, cancelled or otherwise terminated will return to the 2006 Plan and then be available for issuance. Therefore, if the stockholders approve the 2006 Plan as proposed, the Company will only initially have 1,000,000 shares available for new grants, and only if awards under the 1997 Plan are forfeited, cancelled or otherwise terminated shall any portion of the 4,396,725 shares again be available for issuance under this 2006 Plan.

The Board of Directors believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. The Board of Directors expects that the 2006 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees’ essential to our success and in motivating these individuals to strive to enhance our growth and profitability. The proposed 2006 Plan is intended to ensure that the Company will continue to have available a reasonable number of shares to meet these goals. The 1997 Plan will terminate automatically on June 20, 2007, therefore the Board of Directors believes a new plan (the 2006 Plan) is necessary to ensure the Company can meet its anticipated needs for awards of stock compensation in the future.

The 2006 Plan is also designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the 2006 Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the 2006 Plan to qualify as “performance-based” within the meaning of Section 162(m) of the Code (“Section 162(m)”), the 2006 Plan limits the sizes of such awards as further described below. While the Company believes that compensation in connection with such awards under the 2006 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of performance share and performance unit awards may not qualify as “performance-based.” By approving the 2006 Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the 2006 Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made to certain awards, and the other material terms of the awards described below.

Summary of the 2006 Plan

The following summary of the 2006 Plan is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is filed electronically with this proxy with the Securities Exchange Commission on its website at www.sec.gov, and is also available to any stockholder upon written request to the Company.

General. The purpose of the 2006 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units.

Authorized Shares. Assuming the 2006 Plan is approved by the stockholders, the 1997 Plan shall be terminated, and a total of 5,396,725 shares of our common stock will have been reserved for issuance pursuant to the 2006 Plan. The 2006 Plan share reserve shall include the number of shares subject to outstanding awards under the 1997 Plan (4,396,725 as of June 30, 2006) which will only become available under this 2006 Plan if any such outstanding award is cancelled, terminated or otherwise forfeited prior to exercise and/or vesting, and a new number of shares (1,000,000) which may be granted as awards under the 2006 Plan. If any award granted under the 2006 Plan or the 1997 Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2006 Plan.

Adjustments to Shares Subject to the 2006 Plan. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, combination, repurchase, exchange or other distribution with respect to shares of common stock of the Company or other change in the corporate structure or capitalization affecting the Company’s common stock, the number and class of shares that may be delivered under the 2006 Plan and/or the number, class and price of shares of stock covered by each outstanding award, the award grant limitations and the shares subject to the 2006 Plan shall be adjusted by the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be available under the 2006 Plan.

Administration. The 2006 Plan will be administered by the Board of Directors or the compensation committee (the “Committee”). In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m), administration must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Administrator” will refer to either the Committee or the Board of Directors.) Subject to the provisions of the 2006 Plan, the Administrator determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Administrator may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. However, the 2006 Plan forbids, without stockholder approval, the repricing of any outstanding option or stock appreciation right through either (i) the cancellation of outstanding options or stock appreciation rights and the grant in substitution therefore of any new award, or (ii) the amendment of outstanding options or stock appreciation rights to reduce the exercise price thereof. The 2006 Plan also will require that any award of restricted stock, restricted stock units, performance shares and performance units which will vest based upon the length of service of any participant will not vest more rapidly than annual pro rata vesting over a three year period. The vesting of such awards may be accelerated in the event of the participant’s death, disability or a change in control. The Administrator will interpret the 2006 Plan and awards granted thereunder, and all determinations of the Administrator will be final and binding on all persons having an interest in the 2006 Plan or any award.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of June 30, 2006, the Company had approximately 170 employees, including 5 named executive officers, no consultants and 5 non-employee directors, who would be eligible under the 2006 Plan.

Stock Options. Each option granted under the 2006 Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2006 Plan.

The exercise price of each option may not be less than the fair market value of a share of common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. Generally, the fair market value of the common stock is the closing sales price per share on the date of grant as quoted on the Nasdaq National Market. On June 30, 2006, the closing price of the Company’s common stock on the Nasdaq National Market was $4.02 per share.

The 2006 Plan provides that the option exercise price may be paid in cash, by check, by promissory note, by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option (a “cashless exercise”), to the extent legally permitted, by a reduction in the amount of any Company liability to the optionee, including any liability attributable to the optionee’s participation in any Company-sponsored deferred compensation program or arrangement, by any combination of the foregoing, or by such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Administrator. The maximum term of any option granted under the 2006 Plan is ten (10) years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five (5) years. The Administrator will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

Stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee.

Stock Appreciation Rights. Each stock appreciation right granted under the 2006 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2006 Plan.

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of Company common stock between the date of grant of the award and the date of its exercise. The exercise price of each stock appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The Company may pay the appreciation either in cash, in shares of common stock, or in some combination thereof. Stock appreciation rights vest and become exercisable at the times and on the terms established by the Administrator. Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.

Restricted Stock Awards. Each restricted stock award granted must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2006 Plan. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units. The Administrator may grant restricted stock units which represent a right to receive shares of Company common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to the Company. The Administrator may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. The Company may pay the appreciation in cash, in shares of common stock or in a combination thereof. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of stock are issued in settlement of such awards. However, the Administrator may grant restricted stock units that entitle a participant to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid with respect to Company stock.

Performance-Based Compensation. Performance units and performance shares may also be granted under the 2006 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Administrator are achieved or the awards otherwise vest. As described below, the Administrator will establish organizational or individual performance goals in its discretion within the parameters of the 2006 Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. Performance units will have an initial dollar value established by the Administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of Company stock on the grant date. The 2006 Plan provides specific measures from which the Administrator may base performance goals. Specifically, performance goals to be used for awards shall be chosen from one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales.

No later than ninety (90) days following the commencement of any fiscal year or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Administrator will, in writing, select the performance goals applicable to the performance period and establish the performance goals and amounts of the awards, as applicable, which may be earned for the performance period.

Following completion of the applicable performance period, the Administrator will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Administrator retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained.

Unless otherwise provided in the applicable award agreement, the 2006 Plan provides that a participant must be employed by the Company or a parent or subsidiary on the day a performance-based award for such performance period is paid to the employee, or the award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period. The Company reserves the right to grant awards that do not qualify for the Section 162(m) performance-based exception under Section 162(m).

Individual Award Limitations. The 2006 Plan contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year (i) pursuant to options and/or stock appreciation rights is limited to 500,000 shares, (ii) pursuant to restricted stock or restricted stock units is limited to 500,000, (iii) pursuant to performance shares is limited to 500,000, and (iv) the maximum which could be issued to any one individual in any fiscal year pursuant to the grant of performance units is $1,000,000. In addition, an individual may be granted options, stock appreciation rights, restricted stock or restricted stock units to purchase up to an additional 250,000 shares of stock in connection with his or her initial hiring with the Company.

The Administrator shall adjust the limitations on annual grants to individuals or in connection with an individual’s initial hiring, as well as any performance conditions relating to shares and any other conditions of outstanding awards, in the event of any adjustment to the Company’s shares discussed above.

Termination or Amendment. The 2006 Plan will automatically terminate ten (10) years from the date of its adoption by the Board of Directors, unless terminated at an earlier time by the Board of Directors. However, all incentive stock options granted, if at all, must be granted within ten (10) years from the date the 2006 Plan was adopted by the Board of Directors. The Board of Directors may terminate or amend the 2006 Plan at any time, provided that no amendment may be made without stockholder approval if the Board of Directors deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the common stock of the Company is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board of Directors, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock Awards”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

Awards granted under the 2006 Plan will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. Benefits under the 2006 Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates, actual Company performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2006 Plan.

Recommendation of the Board of Directors

The Board of Directors believes that the adoption of the 2006 Plan is in the best interests of the Company and its stockholders for the reasons stated above. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2006 PLAN.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

The Company is asking the stockholders to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Grant Thornton LLP.

In the event the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Audit Committee or the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee or the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

In January 2006, the Company’s Compensation Committee approved a form of Restricted Stock Agreement and granted restricted common stock to each of the following executive officers under the Company’s 1997 Stock Incentive Plan:

Name	Shares Granted
John E. Farr	300,000
Randall G. Jonkers	50,000
Chip G. Harmon	100,000
Michele B. Thompson	100,000

The Restricted Stock Agreements provide for a three-year vesting schedule. Each recipient paid a purchase price per share equal to the par value of the Company’s common stock ($0.001), payable by past services rendered to the Company. The shares of restricted stock will vest in full on the three-year anniversary of their date of grant. However, upon certain Involuntary Termination events, which are described in “Employment Contracts and Change of Control Arrangements” above, the shares shall be subject to accelerated vesting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company’s Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2006 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2006 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

CODE OF ETHICS

In March 2004, the Company adopted a Code of Business Conduct and Ethics for all employees and directors, which specifically applies to the Company’s Chief Executive Officer, Chief Financial Officer and persons performing similar functions. A copy of the code of ethics is available on our website at www.pervasive.com.

We intend to post on our website any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics within five business days following the date of such amendment or waiver.

FORM 10-K/A

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S FORM 10-K/A REPORT FOR FISCAL YEAR 2006, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO PERVASIVE SOFTWARE INC., 12365 RIATA TRACE PARKWAY, BUILDING B, AUSTIN, TEXAS 78727, ATTN: DAWN MILLER, INVESTOR RELATIONS.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholder proposals that are intended to be presented at the 2007 Annual Meeting that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than September 3, 2007, in order to be included. Such stockholder proposals should be addressed to Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, Attn: Michele B. Thompson, Corporate Secretary.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Pervasive Software Inc. stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Pervasive Software Inc., 12365 Riata Trace Parkway, Building B, Austin, Texas 78727, Attn: Michele B. Thompson, Corporate Secretary, or contact our Corporate Secretary, Michele B. Thompson, at (512) 231-6000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

Michele B. Thompson

Secretary

Austin, Texas

October 12, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

APPENDIX 1

Pervasive Software Inc.

2006 Equity Incentive Plan

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation programs under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

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(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Pervasive Software Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l) “Covered Employee” means any Employee who would be considered a “covered employee” within the meaning of Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Effective Date” means November 14, 2006, the date this Plan was approved by the stockholders of the Company.

(p) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv) Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(s) “Fiscal Year” means the fiscal year of the Company.

(t) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Inside Director” means a Director who is an Employee.

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(v) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means a stock option granted pursuant to the Plan.

(y) “Optioned Stock” means the Common Stock subject to an Award.

(z) “Outside Director” means a Director who is not an Employee.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means the holder of an outstanding Award.

(cc) “Performance-Based Award” means any Award granted to selected Service Providers pursuant to this Plan, but which are subject to the terms and conditions set forth in Section 12. All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m).

(dd) “Performance Goals” means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

(ee) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 11.

(ff) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.

(gg) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of Performance Goals, and/or the occurrence of other events as determined by the Administrator.

(hh) “Plan” means this 2006 Equity Incentive Plan.

(ii) “Prior Plan Award” means any option or other award granted pursuant to the Company’s 1997 Stock Incentive Plan which is outstanding on or after the Effective Date. As of June 30, 2006, the number of Shares issuable pursuant to Prior Plan Awards was 4,396,725.

(jj) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

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(kk) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ll) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm) “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn) “Service Provider” means an Employee, Director or Consultant.

(oo) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(pp) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 10 of the Plan is designated as a SAR.

(qq) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,396,725 and shall consist of authorized but unissued or reacquired Shares or any combination thereof. The number of Shares available for grant under this Plan in the form of new Awards, determined at any time, shall be reduced by the number of Shares subject to Prior Plan Awards.

(b) Lapsed Awards. If an Award, including any Prior Plan Award, expires, becomes unexercisable, or is terminated or cancelled without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Prior Plan Awards, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards, including Prior Plan Awards, other than Options and SARs, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Notwithstanding anything to the contrary in this Section, the following Shares shall not be available for reissuance under the Plan: (i) Shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends, shares sold pursuant to a cashless exercise described in Section 7(d) or otherwise; (ii) Shares which are withheld from any Award or payment under the Plan to satisfy tax withholding obligations pursuant to Section 16; (iii) Shares which are surrendered by any Participant (through a cashless exercise, actual delivery of the shares or attestation of ownership) to fulfill tax withholding obligations or to pay the applicable exercise price for any Award; and (iv) Shares subject to the grant of a SAR which are not issued upon settlement of the SAR. In addition, and notwithstanding the foregoing, subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable or necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of

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Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(v) Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

(viii) to modify or amend each Award (subject to Section 1(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(ix) to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 16;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xii) to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xiii) to determine whether any Awards will be considered a Performance-Based Award;

(xiv) to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

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(xv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(d) Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in Austin, Texas. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

(e) Repricing Prohibited. Without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, no program shall be approved which provides for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of any new Award (including specifically any new Options or SARs having a lower exercise price) or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Code Section 424(a) applies, within the meaning of Section 424 of the Code.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Incentive Stock Option $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) Section 162(m) Limitations. The following limitations shall apply to Awards under the Plan:

(i) No Service Provider shall be granted, in any Fiscal Year, (A) Options or SARs to purchase more than 500,000 Shares, (B) Restricted Stock or Restricted Stock Units covering more than 500,000 Shares, (C) Performance Shares covering more than 500,000 Shares, or (D) Performance Units which could result in a Service Provider receiving more than $1,000,000.

(ii) In connection with his or her initial service, a Service Provider may be granted Options, SARs, Restriced Stock or Restricted Stock Units up to an additional 250,000 Shares, which shall not count against the limit set forth in Section 6(a)(b) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

(iv) If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 15), the cancelled Award will be counted against the limits set forth in subsection (i) and (ii) above.

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(c) Full Value Award Limitations. Any Award of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units (collectively defined as “Full Value Awards”) which vest on the basis of the Participant’s continued service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of Performance Goals shall provide for a performance period of at least twelve (12) months. There shall be no acceleration of vesting of such Full Value Awards except in connection with death, Disability or a Change in Control.

7. Stock Options.

(a) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term may be up to ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price. The exercise price for each Option shall be established in the discretion of the Administrator; provided, however, that (i) the exercise price per Share shall not be less than the Fair Market Value of a Share on the effective date of grant of the Option and (b) no Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, shall have an exercise price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth in this paragraph if such Option is granted pursuant to an assumption or substitution of another option in a manner qualifying under the provisions of Section 424(a) of the Code.

(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note; (4) other Shares, provided Shares acquired directly or indirectly from the Company, (A) meet the requirements and conditions established by the Administrator in order to avoid any unfavorable financial accounting consequences (as determined by the Administrator), and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised; (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(e) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled

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to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for ninety (90) days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, an escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, including granting such an Award subject to the requirements of Section 12.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion, including specifically Performance Goals.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding

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the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again shall be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

10. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c) Exercise Price and Other Terms. The exercise price for each SAR shall be established in the discretion of the Administrator; provided, however, that the exercise price per Share shall not be less than the Fair Market Value of a Share on the effective date of the grant of the SAR. The Administrator will also have complete discretion to determine the terms and conditions of SARs granted under the Plan.

(d) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section (e) also will apply to SARs.

(f) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

11. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its

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discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other Performance Goals must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other Performance Goals have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period as determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

12. Terms and Conditions of any Performance-Based Awards.

(a) Purpose. The purpose of this Section 12 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to the Plan as qualified performance-based compensation under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

(b) Applicability. This Section 12 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) of the Code will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) of the Code for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

(c) Procedures with Respect to Performance Based Awards. To the extent necessary to comply with the performance-based compensation of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts

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earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d) Payment of Performance Based Awards. Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Administrator, or as required by any leave policy of the Company, its Parent or any Subsidiary. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 3 and 6 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an

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equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator shall not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Termination Following Change of Control. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Optioned Stock, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

16. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other

13

taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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22. Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Award Agreement shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or the Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

23. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

24. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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PROXY	PERVASIVE SOFTWARE INC.	PROXY

12365 Riata Trace Parkway, Building B, Austin, Texas 78727

This Proxy is Solicited on Behalf of the Board of Directors of Pervasive Software Inc.

for the Annual Meeting of Stockholders to be held November 14, 2006

The undersigned holder of Common Stock, par value $.001, of Pervasive Software Inc. (the “Company”) hereby appoints John E. Farr and Randall G. Jonkers, or any of them, proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, November 14, 2006 at 9:00 a.m. local time, at The Renaissance Hotel-Arboretum, 9721 Arboretum Boulevard, Austin, Texas 78759, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSAL NO. 2 AND FOR PROPOSAL NO. 3, AND IN THE DISCRETION OF EACH PROXY AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE

DIRECTORS, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY

USING THE ENCLOSED RETURN ENVELOPE.

If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(Reverse)

PERVASIVE SOFTWARE INC.

            ☒  Please mark votes as in this example

1.	To elect the following directors to serve for a term ending upon the 2009 Annual Meeting of Stockholders or until their successors are elected and qualified:

        NOMINEES: David A. Boucher, Jeffrey S. Hawn and Michael E. Hoskins

            ☐  FOR       ☐  WITHHELD       ☐  For all nominees, except for nominees written below.

Nominee exception(s).

2.	To approve the 2006 Equity Incentive Plan

            ☐  FOR       ☐  AGAINST          ☐  ABSTAIN

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.

            ☐  FOR       ☐  AGAINST          ☐  ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature:

Signature (if held jointly):

Date: , 2006

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.